Exhibit No. 24

ARMSTRONG HOLDINGS, INC.

CERTIFICATION REGARDING

POWER OF ATTORNEY

I, Walter T. Gangl, Deputy General Counsel and Assistant Secretary of Armstrong Holdings, Inc., a corporation organized and existing under the laws of the Commonwealth of Pennsylvania, do hereby certify that at a meeting of the Board of Directors of said corporation duly held on the 20th day of February, 2006, at which a quorum was present and acting throughout, the following resolution was adopted and is now in full force and effect.

RESOLVED that the execution of the Company’s 2005 Annual Report on Form 10-K on behalf of the Company and by members of the Board of Directors through respective powers of attorney granting Messrs. Lockhart, Rigas and Gangl the power to sign on their behalf is authorized.

IN WITNESS WHEREOF, I have hereunto set my hand and the seal of said corporation this 20th day of February, 2006.

/s/ Walter T. Gangl
Walter T. Gangl
Deputy General Counsel and Assistant Secretary

ARMSTRONG HOLDINGS, INC.

POWER OF ATTORNEY

RE:	2005 ANNUAL REPORT ON FORM 10-K

I, Michael D. Lockhart, as a Director of Armstrong Holdings, Inc., do hereby constitute and appoint, JOHN N. RIGAS or, in the case of his absence or inability to act as such, WALTER T. GANGL, my agent, to sign in my name and on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, and any amendments thereto, to be filed by the Company with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, with the same effect as if such signature were made by me personally.

/s/ Michael D. Lockhart
Michael D. Lockhart
Dated: February 20, 2006

All powers of attorney required to be filed are substantially identical in all material respects. Therefore, in accordance with SEC Regulation 229.601(a) Instruction 2, only the foregoing copy is being included except, however, that the manually signed copy filed with the Securities and Exchange Commission includes a complete set of powers of attorney.

All powers of attorney differ only from the form of the foregoing in that they are executed by the following parties in the capacities indicated on or about February 20, 2006.

H. Jesse Arnelle	Director
Judith R. Haberkorn	Director
James E. Marley	Director
Ruth M. Owades	Director
John J. Roberts	Director
M. Edward Sellers	Director
Jerre L. Stead	Director

ARMSTRONG WORLD INDUSTRIES, INC.

CERTIFICATION REGARDING

POWER OF ATTORNEY

I, Walter T. Gangl, Deputy General Counsel and Assistant Secretary of Armstrong World Industries, Inc., a corporation organized and existing under the laws of the Commonwealth of Pennsylvania, do hereby certify that pursuant to a Unanimous written consent of the Board of Directors of said corporation dated the 20th day of February, 2006, the following resolution was adopted and is now in full force and effect.

RESOLVED that the execution of the Company’s 2005 Annual Report on Form 10-K on behalf of the Company and by members of the Board of Directors through respective powers of attorney granting Messrs. Lockhart, Rigas and Gangl the power to sign on their behalf is authorized.

IN WITNESS WHEREOF, I have hereunto set my hand and the seal of said corporation this 20th day of February, 2006.

/s/ Walter T. Gangl
Walter T. Gangl
Deputy General Counsel and
Assistant Secretary

ARMSTRONG WORLD INDUSTRIES, INC.

POWER OF ATTORNEY

RE:	2005 ANNUAL REPORT ON FORM 10-K

I, James E. Marley, as a Director of Armstrong World Industries, Inc., do hereby constitute and appoint, MICHAEL D. LOCKHART or, in the case of his absence or inability to act as such, JOHN N. RIGAS or, in the case of his absence or inability to act as such, WALTER T. GANGL, my agent, to sign in my name and on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, and any amendments thereto, to be filed by the Company with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, with the same effect as if such signature were made by me personally.

/s/ James E. Marley
James E. Marley
Dated: February 20, 2006